Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of January 10, 2005 (the “Effective Date”) by and between ACADIA Pharmaceuticals Inc., a Delaware corporation (“ACADIA”), and Sepracor Inc., a Delaware corporation (“Sepracor”).

WHEREAS, concurrently herewith, the parties have entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a License, Option and Collaboration Agreement (the “Collaboration Agreement”);

WHEREAS, in connection with and as a condition of ACADIA and Sepracor entering into the Purchase Agreement and the Collaboration Agreement, ACADIA and Sepracor have agreed to enter into this Agreement pursuant to which ACADIA has agreed to provide Sepracor with certain registration rights with respect to the Shares (as defined herein) purchased by Sepracor pursuant to the Purchase Agreement; and

WHEREAS, such registration rights are no more favorable in the aggregate than those provided in the Stockholders Agreement (as defined herein).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

1.1 “ACADIA Board” means the board of directors of ACADIA.

1.2 “Affiliate” means, with respect to any Person, any Person who controls, is controlled by, or is under common control with, such Person.

1.3 “Common Stock” means the Common Stock, par value $.0001 per share, of ACADIA.

1.4 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.5 “Holder” means (i) Sepracor and (ii) if Sepracor (or any permitted assignee) assigns its rights hereunder with respect to any of the Registrable Shares in accordance with Section 3.2 hereof, the subsequent holder of such Registrable Shares.

1.6 “Initiating Holders” means any Holder or Holders who in the aggregate hold a majority of the Registrable Shares then outstanding.

1.7 “Institutional Stockholder” and “Institutional Stockholders” have the meanings set forth in Section 1.15 of this Agreement.

1.8 “Person” means any natural person, corporation, limited liability company, general or limited partnership, limited liability partnership, joint venture, joint stock company, trust, unincorporated organization, association, sole proprietorship, governmental body, or agency or political subdivision of any government.

1.9 “Registrable Shares” means the Shares; provided, however, that Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any transfer to a Person which, by virtue of Section 3.2 of this Agreement, is not entitled to the rights provided by this Agreement.

1.10 “Registration Expenses” means the expenses described in Section 2.4 of this Agreement.

1.11 “Registration Statement” means a registration statement filed by ACADIA with the SEC (as defined herein) for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

1.12 “SEC” means the United States Securities and Exchange Commission.

1.13 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.14 “Shares” has the meaning set forth in Section 1.24 of the Purchase Agreement.

1.15 “Stockholders Agreement” means the Amended and Restated Stockholders Agreement entered into as of March 27, 2003, by and among ACADIA, those individuals and entities identified on the signature page thereof as the “Existing Institutional Stockholders”, Mark R. Brann, and the entities identified on the signature page thereof as the “New Institutional Stockholders”. The Existing Institutional Stockholders and New Institutional Stockholders (and their successors and assigns) are sometimes referred to herein individually as an “Institutional Stockholder” or collectively as “Institutional Stockholders”.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Required Registrations.

(a) At any time (i) commencing one year after the First Closing Date with respect to the Shares purchased on the First Closing Date and (ii) commencing one year after the Second Closing Date with respect to the Shares purchased on the Second Closing Date, the Initiating Holders may request, in writing, that ACADIA effect the registration of Registrable Shares having an aggregate offering price of at least $2,500,000 (based on the then current market price). If the Initiating Holders intend to distribute the Registrable Shares by means of an underwriting, they shall so advise ACADIA in their request. In the event such registration is underwritten, the right of other Holders to participate shall be conditioned on such Holders’ participation in such underwriting. Upon receipt of any such request, ACADIA shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to ACADIA within ten days after ACADIA provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Holders may not be included in the offering, then all Holders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. If the underwriter has not limited the number of Registrable Shares to be underwritten, ACADIA may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Shares that would otherwise have been included in such registration and underwriting will not thereby be limited. Thereupon, ACADIA shall, as expeditiously as possible, use its best efforts to effect the registration of all such Registrable Shares.

(b) ACADIA shall not be required to effect more than three registrations pursuant to paragraph (a) above. In addition, ACADIA shall not be required to effect any registration (other than on Form S-3 or any successor form) within six months after the effective date of any other Registration Statement of ACADIA.

(c) If at the time of any request to register Registrable Shares pursuant to this Section 2.1, ACADIA is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which Holders may include Registrable Shares pursuant to Section 2.2 or is engaged in any other activity which, in the good faith determination of the ACADIA Board, would be adversely affected by the requested registration to the material detriment of ACADIA, then ACADIA may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request may not be exercised by ACADIA more than once in any two-year period.

2.2 Incidental Registration.

(a) Whenever ACADIA proposes to file a Registration Statement pursuant to Section 9.1 of the Stockholders Agreement, ACADIA will, prior to such filing, give written notice to the Holders of its intention to do so and, upon the written request of any Holder given within 20 days after ACADIA provides such notice (which request shall state the intended method of disposition of such Holder’s Registrable Shares), ACADIA shall use its best efforts to cause all Registrable Shares which ACADIA has been requested by such Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided that ACADIA shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2(a) without obligation to the Holders.

(b) Whenever ACADIA proposes to file a Registration Statement (other than pursuant to Section 2.1 or 2.2(a)), ACADIA will, prior to such filing, give written notice to the Holders of its intention to do so and, upon the written request of any Holder given within 20 days after ACADIA provides such notice (which request shall state the intended method of disposition of such Holder’s Registrable Shares), ACADIA shall use its best efforts to cause all Registrable Shares which ACADIA has been requested by such Holder to register to be registered under the Securities Act to the extent necessary to permit the sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that, during the one-year period following the First Closing Date, ACADIA shall have the right to file one Registration Statement which shall not be subject to this Section 2.2(b); provided further that ACADIA shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2(b) without obligation to the Holders.

(c) In connection with any registration under this Section 2.2 involving an underwriting, ACADIA shall not be required to include any Registrable Shares in such registration unless the Holders thereof accept the terms of the underwriting as agreed upon between ACADIA and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then ACADIA shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no Persons other than the Holders, ACADIA, Institutional Stockholders and other Persons holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Holders have requested to be included, then the Holders who have requested registration and any other Persons who have requested registration pursuant to similar incidental registration rights shall participate in the registration pro rata based on their total ownership of shares of Common Stock.

2.3 Registration Procedures. If and whenever ACADIA is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, ACADIA shall:

(a) promptly file with the SEC a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

(b) as expeditiously as possible prepare and file with the SEC any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

(c) as expeditiously as possible furnish to each Holder including Registrable Shares in such registration such reasonable numbers of copies of the prospectus and the

Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of its Registrable Shares;

(d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holders of a majority of the Registrable Shares included in such registration shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holders including Registrable Shares in such registration to consummate the public sale or other disposition in such states of their Registrable Shares; provided, however, that ACADIA shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; and

(e) in the event of any Registration Statement involving an underwriting, furnish to each prospective selling Holder a signed counterpart of a “comfort” letter delivered to the underwriters and signed by the independent auditors who have certified ACADIA’s financial statements included in the Registration Statement.

If ACADIA has delivered preliminary or final prospectuses to the Holders including Registrable Shares in such registration and after having done so the prospectus is amended to comply with the requirements of the Securities Act, ACADIA shall promptly notify each such Holder and, if requested, such Holder shall immediately cease making offers of Registrable Shares and return all prospectuses to ACADIA. ACADIA shall promptly provide such Holders with revised prospectuses and, following receipt of the revised prospectuses, such Holders shall be free to resume making offers of their Registrable Shares.

2.4 Allocation of Expenses. ACADIA will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Holders of a majority of the Registrable Shares included in such registration (other than as a result of information concerning the business or financial condition of ACADIA which is made known to the Holders including Registrable Shares in such registration after the date on which such registration was requested) and if the Holders of a majority of the then-outstanding Registrable Shares elect not to have such registration counted as a registration requested under Section 2.1, the Holders who requested their Registrable Shares be included in such registration shall pay the Registration Expenses of such registration pro rata in accordance with the number of Registrable Shares included in such registration. For purposes of this Section 2.4, the term “Registration Expenses” shall mean all expenses reasonably incurred by ACADIA in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for ACADIA and the fees and expenses of one counsel selected by the holders of a majority of the securities included in such registration (including Holders) to represent the selling stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of such holders’ own counsel (other than the counsel selected to represent all selling stockholders).

2.5 Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, ACADIA will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and ACADIA will reimburse such seller, underwriter and each such controlling Person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that ACADIA will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to ACADIA, in writing, by or on behalf of such seller, underwriter or controlling Person specifically for use in the preparation thereof.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless ACADIA, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls ACADIA or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which ACADIA, such directors and officers, underwriter or controlling Person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to ACADIA by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectuses, amendment or supplement; provided, however, that the obligations of each seller of Registrable Securities hereunder shall be limited to an amount equal to the proceeds to such seller of Registrable Shares sold in connection with such registration.

(c) Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the

“Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of each other Indemnified Party.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.5; then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or, except as provided in Section 2.5(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.5(d), (A) no such Holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no Person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

2.6 Indemnification With Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, ACADIA agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreement to be performed by such issuer, including without limitation customary provisions with respect to indemnification by ACADIA of the underwriters of such offering.

2.7 Information by Holder. If any Holder includes Registrable Shares in any registration, it shall furnish to ACADIA such information regarding such Holder and the distribution proposed by such Holder as ACADIA may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 Rule 144 Requirements. ACADIA agrees to:

(a) make and keep public information available in compliance with the requirements of Rule 144 under the Securities Act;

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of ACADIA under the Securities Act and the Exchange Act; and

(c) furnish to a Holder upon request (i) a written statement by ACADIA as to its compliance with the reporting requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of ACADIA, and (iii) such other reports and documents of ACADIA as such Holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

2.9 Mergers, Etc. ACADIA shall not, directly or indirectly, enter in any merger, consolidation or reorganization in which ACADIA shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of ACADIA under this Agreement and for that purpose references hereunder to “Registrable Shares” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 2.9 shall not apply in the event of any merger, consolidation or reorganization in which ACADIA is not the surviving corporation if the Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

2.10 Termination of Registration Rights. All of ACADIA’s obligations to register Registrable Shares under this Agreement shall terminate on the fifth anniversary of this Agreement. In addition, a Holder’s registration rights shall expire if all Registrable Shares held by such Holder (and its Affiliates) may be sold under Rule 144 during any 90-day period.

ARTICLE 3

MISCELLANEOUS

3.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding its conflicts of laws principles.

3.2 Assignment. This Agreement will inure benefit and be binding upon each party, its successors and assigns. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred by either party without the prior written consent of the other party; provided, however, that a party may, without such consent, assign this Agreement and its rights and obligations hereunder in conjunction with a permitted assignment of the Collaboration Agreement made in accordance with Section 16.5 thereof. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any attempted assignment not in accordance with this Section will be void.

3.3 Entire Agreement; Modification. This Agreement is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

3.4 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

3.5 Interpretation.

(a) Captions & Headings. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

(b) Singular & Plural. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

(c) Articles, Sections & Subsections. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

(d) Days. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

(e) Ambiguities. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist.

(f) English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language.

3.6 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, three days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Sepracor, notices must be addressed to:

Sepracor Inc.

84 Waterford Drive

Marlborough, MA 01752

Attention: Vice President, Legal Affairs

Telephone: (508) 481-6700

Facsimile: (508) 357-7511

With a required copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attention: Susan W. Murley

Telephone: (617) 526-6000

Facsimile: (617) 526-5000

If to ACADIA, notices must be addressed to:

ACADIA Pharmaceuticals Inc.

3911 Sorrento Valley Boulevard

San Diego, CA 92121

Attention: General Counsel

Telephone: (858) 558-2871

Facsimile: (858) 558-2872

with a copy to:

Cooley Godward LLP

4401 Eastgate Mall

San Diego, CA 92121

Attention: D. Bradley Peck

Telephone: (858) 550-6000

Facsimile: (858) 550-6420

3.7 Counterparts. The Agreement may be executed in two counterparts, each of which will be deemed an original, but all of which, together with this writing, shall be deemed one and the same instrument.

3.8 Amendment.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of ACADIA and the rights of the Holders under this Agreement may be waived, only upon the written consent of ACADIA and the Holders of a majority of the then-outstanding Registrable Shares.

(b) For the purposes of determining the Holders entitled to vote or exercise any rights hereunder, ACADIA shall be entitled to rely solely on the list of record holders of its Common Stock as maintained by or on behalf of ACADIA.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties to this Agreement, by their duly authorized representatives and officers have executed this Agreement as of the date and year first above written.

ACADIA PHARMACEUTICALS INC.

By:	/s/ Uli Hacksell
Name:	Uli Hacksell
Title:	Chief Executive Officer

SEPRACOR INC.

By:	/s/ Timothy J. Barberich
Name:	Timothy J. Barberich
Title:	Chairman and CEO